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                                                                   Exhibit 23.1


                            INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Isco, Inc. on Form S-8 of our report dated October 9, 1996 appearing in the Annual Report on Form 10-K of Isco, Inc. for the year ended July 26, 1996, and to the reference to us under the heading "Experts" in the Prospectuses, which are part of such Registration Statement.


DELOITTE & TOUCHE LLP





Lincoln, Nebraska
November 20, 1996


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